UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 8, 2013

(Exact name of registrant as specified in its charter)

Connecticut	1-15052	06-1541045
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

157 Church Street, New Haven, Connecticut	06506
(Address of principal executive offices)	(Zip Code)

Registrant's Telephone Number,
Including Area Code	(203) 499-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On April 8, 2013, the Connecticut Department of Energy and Environmental Protection (DEEP) issued an administrative order to several parties, including The United Illuminating Company (UI), a wholly-owned subsidiary of UIL Holdings Corporation, concerning a site located on the Mill River in New Haven, Connecticut.  This site, referred to as “English Station”, was previously owned and operated by UI and sold in August 2000, to an unaffiliated entity, Quinnipiac Energy LLC (QE).  As part of the sales transaction, UI provided a fund in escrow of approximately $1.9 million, an amount equal to the then-current estimate for remediation, for purposes of bringing soil and groundwater on the site into compliance with applicable environmental laws. In 2006, QE sold the property to Evergreen Power, LLC (Evergreen Power) and Asnat Realty LLC (Asnat).  UI is currently involved in litigation with Evergreen Power and Asnat concerning liability for investigation and remediation costs for the site.

The DEEP order, a copy of which is attached hereto and incorporated by reference, is addressed to UI, QE, Evergreen Power, Asnat and others, and orders the parties to take certain actions related to investigating and remediating the site.  UI expects to request a hearing before DEEP on the order.  At this time, management cannot predict the financial impact on UI of the DEEP order or other matters relating to this site.

For additional information, see “Note J – Commitments and Contingencies,” in the Notes to the Consolidated Financial Statements included in UIL’s Annual Report on Form 10-K for the year ended December 31, 2012.

The information in this Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits – The following exhibit is furnished as part of this report:

99.1	Connecticut Department of Energy and Environmental Protection Administrative Order AOWSPCB 13-001

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UIL HOLDINGS CORPORATION
Registrant

Date: 4/19/13	By	/s/ Richard J. Nicholas
Richard J. Nicholas
Executive Vice President
and Chief Financial Officer

Exhibit Index

Exhibit	Description

99.1	Connecticut Department of Energy and Environmental Protection Administrative Order AOWSPCB 13-001